Corporate Information	6 Months Ended
Jun. 30, 2026
Corporate Information [Abstract]
Corporate Information
1.
CORPORATE INFORMATION

Oculis Holding AG (the “Company” or “Oculis”) is a stock corporation (Aktiengesellschaft) with its registered office at Bahnhofstrasse 20, CH-6300, Zug, Switzerland. It was incorporated under the laws of Switzerland on October 31, 2022, and controls seven wholly owned subsidiaries. The Company and its wholly-owned subsidiaries form the Oculis Group (the “Group”). Unless the context otherwise dictates, a reference to “the Company” “us,” “we” or “our” refers to Oculis and its subsidiaries.

Oculis is a global biopharmaceutical company focused on breakthrough innovations to address significant unmet medical needs in neuro-ophthalmology and ophthalmology. Oculis’ legacy asset, OCS-01, had topline results announced in May 2026. The primary endpoint of the two Phase 3 trials was not met, and the Company decided not to pursue an FDA NDA regulatory filing for OCS-01 in diabetic macular edema (“DME”). Management has assessed and concluded that there is no impairment or significant impact on the financial position of the Company as a result of the OCS-01 DME readout. Oculis shifted focus to its highly differentiated late-stage clinical pipeline with two core product candidates: Privosegtor, a breakthrough neuroprotective candidate in the PIONEER program which consists of studies intended to support registration plans for treatment in optic neuropathies including optic neuritis and non-arteritic anterior ischemic optic neuropathy, with the potential to be developed for additional indications in neuro-ophthalmic and neuro-axonal diseases; and Licaminlimab, a novel, topical anti-TNFα in a registrational trial, which is being developed with a genotype-based approach for treating patients with dry eye disease.

The Audit Committee of the Board of Directors approved the issuance of the unaudited interim condensed consolidated financial statements on August 3, 2026.